UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2010

Vishay Precision Group, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities.

As previously announced, on July 6, 2010, Vishay Intertechnology, Inc. (“Vishay”) distributed all then-outstanding shares of Vishay Precision Group, Inc. (“VPG” or the “Company”) to Vishay’s stockholders in the form of a tax-free dividend (the “Spin-off”). Pursuant to the anti-dilution provisions of pre-existing agreements relating to Vishay warrants and exchangeable floating-rate unsecured notes due 2102, each dated December 13, 2002 (collectively, the “Vishay Agreements”), as a consequence of the Spin-off, the Vishay warrants and exchangeable notes outstanding as of the Spin-off were adjusted. The anti-dilution provisions of the Vishay Agreements also required the Company to issue new Class A and Class B Warrants to purchase the Company’s common stock (collectively, the “Warrants”) and new exchangeable floating rate unsecured notes of the Company due December 13, 2102 (the “Notes”), in accordance with formulae set forth in the Vishay Agreements.

On July 21, 2010, VPG issued (i) Class A Warrants to purchase up to 500,000 shares of Common Stock at a price of $26.56 per share, (ii) Class B Warrants to purchase up to 130,252 shares of Common Stock at a price of $40.23 per share, and (iii) Notes having an initial principal amount of $9,958,460. The Warrants are immediately exercisable at the election of the holders and expire on December 13, 2102. The Notes may be exchanged for up to 441,176 shares of Common Stock, at an exchange price of $22.57 per share. The Notes are immediately exchangeable at the election of the holders and may be so exchanged until the Notes mature on December 13, 2102 or such earlier date on which the Notes are called by the Company pursuant to the Put and Call Agreement. The Warrants are governed by a Warrant Agreement, a form of which was filed as Exhibit 10.11 to the Company’s Form 10 Registration Statement, as amended (the “Form 10”), filed with the Securities and Exchange Commission (the “Commission”) on June 18, 2010 and the Notes are governed by (i) a Floating Rate Unsecured Loan Note instrument, a form of which was filed as Exhibit 10.12 to the Form 10, filed with the Commission on May 7, 2010 and (ii) a Put and Call Agreement, a form of which was filed as Exhibit 10.13 to the Form 10, filed with the Commission on May 7, 2010.

The Company did not receive any consideration in exchange for issuance of the Warrants or the Notes because they were issued pursuant to pre-existing anti-dilution provisions under the Vishay Agreements. The issuance of the Warrants and the Notes by the Company does not constitute a “sale” under the Securities Act of 1933, as amended. The Company intends to register the resale of the shares of VPG common stock issuable upon exchange of the Notes and upon exercise of the Warrants on a resale registration statement to be filed with the Securities and Exchange Commission.

A summary of the material features of the Warrants and the Notes can be found in the sections entitled “Description of Our Capital Stock” and “Description of Certain Indebtedness” in the Company’s Information Statement (the “Information Statement”), filed as Exhibit 99.1 to the Company’s Form 10, filed with the Commission on June 22, 2010, and is incorporated herein by reference.

Item 8.01 Other Information.

On July 21, 2010, the Company and Vishay issued a joint press release announcing the issuance of the Warrants and the Notes, as well as the issuance of new warrants and notes by Vishay. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

	Exhibit No.	Description
	99.1	Press release, dated July 21, 2010.
*	99.2	Information Statement of Vishay Precision Group, Inc. (incorporated by reference to Exhibit 99.1 to Amendment no. 6 to the Form 10 Registration Statement of Vishay Precision Group, Inc., filed with the Securities and Exchange Commission on June 22, 2010).
____________________

*	Incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: July 27, 2010	By:	/s/ William M. Clancy
		Name:	William M. Clancy
		Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 21, 2010.